Exhibit 99.2

SENIOR HOUSING PROPERTIES TRUST

Third Quarter 2007

Supplemental Operating and Financial Data

Unless otherwise noted, all amounts in this report are unaudited.

CORPORATE INFORMATION

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2007

COMPANY PROFILE

The Company:
Senior Housing Properties Trust, or SNH, is a real estate investment trust, or REIT, which owns independent and assisted living properties, continuing care retirement communities, nursing homes and hospitals located throughout the United States.  We are included in a number of stock indices, including the Russell 2000®, the MSCI US REIT Index, FTSE EPRA/NAREIT United States Index and the S&P REIT Composite Index.

Management:
Senior Housing Properties Trust is managed by Reit Management & Research LLC, or RMR.  RMR is a large real estate management company which was founded in 1986 to manage public investments in real estate.  As of September 30, 2007, RMR managed one of the largest portfolios of publicly owned real estate in the United States, including over 1,270 properties, with 300 million square feet, located in 46 states, the District of Columbia, Puerto Rico and Ontario, Canada.  RMR has approximately 500 employees in its headquarters and regional offices located throughout the Country.

In addition to managing SNH, RMR and its affiliates also manage Hospitality Properties Trust (HPT), a publicly traded REIT that owns hotels and travel centers, and HRPT Properties Trust (HRP), a publicly traded REIT that primarily owns office buildings. An affilitate of RMR, RMR Advisors, is also the investment manager of six publicly traded mutual funds (RMR Funds) which principally invest in securities of real estate companies (excluding securities of companies managed by RMR and its affiliates).  The public companies managed by RMR and its affiliates had a combined total market capitalization of nearly $16 billion as of September 30, 2007.  We believe that being managed by RMR is a competitive advantage for SNH because RMR provides SNH with a depth of management and experience which may be unequaled in the real estate industry.  We also believe RMR is able to provide management services to SNH at costs that are lower than SNH would have to pay for similar quality services.
Strategy:
Our present business plan is to maintain an investment portfolio of independent and assisted living properties, continuing care retirement communities and nursing homes and to acquire additional healthcare related properties primarily for income and secondarily for appreciation potential.  Our current growth strategy is generally focused on making acquisitions of geographically diverse, primarily independent and assisted senior living properties where the majority of the residents pay for occupancy and services with their private resources rather than through government programs.  We base our acquisition decisions on the historical and projected operating results of the target properties and the financial strength of the proposed tenants and their guarantors, among other considerations.  We also sometimes consider investing in properties other than senior living properties.  Our present financial strategy is to maintain a conservative capital structure which limits the amount of debt that we issue.  We do not have any investments in joint ventures or partnerships.  Also, the majority of our debt is fixed rate, and we have no significant debt maturities until 2012.

Stock Exchange Listing:

New York Stock Exchange

Corporate Headquarters:

400 Centre Street
Newton, MA 02458
(t) (617) 796-8350
(f) (617) 796-8349

Trading Symbol:

Common Shares -- SNH

Senior Unsecured Debt Ratings:

Moody's -- Ba2
Standard & Poor's -- BB+

Portfolio Data (as of 9/30/07):

Total properties	196
Total units / beds	23,981
Percent of rent from private pay properties	84.5%	(1)

Portfolio Concentration by Facility Type (as of 9/30/07):
	Number of	Number of	Carrying Value of		Annualized
	Properties	Units/Beds	Investment (2)	Percent	Current Rent	Percent
Independent Living (IL) (3)	41	11,213	$1,019,596	55.2%	$98,816	54.4%
Assisted Living (AL)	95	6,535	560,888	30.4%	54,751	30.1%
Nursing Homes	58	5,869	221,412	12.0%	17,788	9.8%
Rehabilitation Hospitals	2	364	45,296	2.4%	10,264	5.7%
Total	196	23,981	$1,847,192	100.0%	$181,619	100.0%

Operating Statistics by Tenant:				Q2 2007
	Number of	Number of	Annualized	Rent		Percent
Tenant	Properties	Units/Beds	Current Rent	Coverage (4)	Occupancy (4)	Private Pay (4)
Five Star (Lease No. 1)	114	9,344	$50,229	1.34x	89%	54%
Five Star (Lease No. 2)	30	7,275	66,068	1.61x	91%	80%
Five Star Rehabilitation Hospitals (5)	2	364	10,264	0.67x	60%	31%
Sunrise / Marriott (6)	14	4,091	30,815	NA	NA	NA
NewSeasons / IBC (7)	10	873	9,298	1.16x	83%	100%
Alterra / Brookdale (8)	18	894	7,827	2.06x	87%	98%
6 Private Companies (combined)	8	1,140	7,118	2.07x	89%	25%
Total	196	23,981	$181,619

(1)	Represents the percentage of SNH's rental income that is derived from properties where the underlying operating revenues are greater than 80% private pay
(2)	Amounts are before depreciation, but after impairment write downs.
(3)	Properties where the majority of living units are independent living apartments are classified as independent living communities.
(4)
All tenant operating data presented are based upon the operating results provided by our tenants for the indicated periods.  Rent coverage is calculated as operating cash flow from our tenants’ facility operations, before subordinated charges and capital expenditure reserves, divided by the minimum rent payable to us. We have not independently verified our tenants’ operating data.

(5)	Occupancy percentage is based on a 342 available beds capacity.
(6)
Marriott International, Inc., or Marriott, guarantees this lease.  Sunrise Senior Living, Inc., or Sunrise, has not filed its Annual Reports on Form 10-K for 2005 and 2006, and Quarterly Reports on Form 10-Q for the three quarters of 2006 and the first two quarters of 2007 with the Securities and Exchange Commission due to accounting issues. Because we do not know what impact the resolution of these accounting issues may have on the reported performance of our properties, we do not report operating data for this tenant.

(7)	Independence Blue Cross, or IBC, a Pennsylvania health insurer, guarantees this lease.
(8)	Brookdale Senior Living, Inc., or Brookdale, guarantees this lease.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2007

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

Frank J. Bailey	Frederick N. Zeytoonjian
Independent Trustee	Independent Trustee

John L. Harrington
Independent Trustee

Senior Management

David J. Hegarty	Richard A. Doyle
President, Chief Operating Officer and Secretary	Treasurer and Chief Financial Officer

Contact Information

Investor Relations	Inquiries
Senior Housing Properties Trust 400 Centre Street Newton, MA 02458 (t) (617) 796-8350 (f) (617) 796-8349 (email) info@snhreit.com (website) www.snhreit.com
Financial inquiries should be directed to Richard A. Doyle,
Treasurer and Chief Financial Officer, at (617) 219-1405
or rdoyle@snhreit.com.

Investor and media inquiries should be directed to
Timothy A. Bonang, Manager of Investor Relations, at
(617) 796-8234 or tbonang@snhreit.com.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2007

RESEARCH COVERAGE

Equity Research Coverage

Cantor Fitzgerald	RBC
Philip Martin	Kevin Ellich
(312) 469-7485	(612) 313-1247

Merrill Lynch	Stifel, Nicolaus
Chris Pike	Jerry Doctrow
(212) 449-1153	(410) 454-5142

Raymond James	UBS
Paul Puryear	Omotayo Okusanya
(727) 573-3800	(212) 713-1864

Debt Research Coverage

UBS
Steven Valiquette
(203) 719-2347

Rating Agencies

Moody’s Investor Service	Standard and Poor’s
Lori Marks	George Skoufis
(212) 553-1098	(212) 438-2608

SNH is followed by the analysts and its publicly held debt is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding SNH's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of SNH or its management. SNH does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

Senior Housing Properties Trust
Supplemental Operating and Financial Data

KEY FINANCIAL DATA
(share amounts and dollars in thousands, except per share data)

	As of and For the Three Months Ended
	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006

Shares Outstanding:
Common shares outstanding (at end of period)	83,689	83,654	83,646	77,613	71,860
Weighted average common shares outstanding - basic and diluted (1)	83,659	83,649	80,815	74,641	71,824

Common Share Data:
Price at end of period	$22.06	$20.35	$23.90	$24.48	$21.34
High during period	$22.85	$24.83	$26.75	$24.60	$21.98
Low during period	$16.22	$20.10	$21.79	$20.50	$17.61
Annualized dividends paid per share	$1.40	$1.36	$1.36	$1.32	$1.32
Annualized dividend yield (at end of period)	6.3%	6.7%	5.7%	5.4%	6.2%

Market Capitalization:
Total debt (book value)	$411,980	$412,360	$412,742	$545,085	$642,475
Plus: market value of common shares (at end of period)	1,846,179	1,702,359	1,999,139	1,899,966	1,533,492
Total market capitalization	$2,258,159	$2,114,719	$2,411,881	$2,445,051	$2,175,967
Total debt / total market capitalization	18.2%	19.5%	17.1%	22.3%	29.5%

Book Capitalization:
Total debt	$411,980	$412,360	$412,742	$545,085	$642,475
Plus: total shareholders' equity	1,145,537	1,153,377	1,163,023	1,019,466	894,433
Total book capitalization	$1,557,517	$1,565,737	$1,575,765	$1,564,551	$1,536,908
Total debt / total book capitalization	26.5%	26.3%	26.2%	34.8%	41.8%

Selected Balance Sheet Data:
Total assets	$1,576,938	$1,584,631	$1,590,932	$1,584,774	$1,559,745
Total liabilities	$431,401	$431,254	$427,909	$565,308	$665,312
Gross book value of real estate assets (2)	$1,847,192	$1,831,525	$1,824,002	$1,814,358	$1,767,047
Total debt / gross book value of real estate assets (2)	22.3%	22.5%	22.6%	30.0%	36.4%

Selected Income Statement Data:
Total revenues (3)	$45,224	$44,962	$44,752	$55,045	$42,317
EBITDA (4)	$43,357	$43,174	$42,636	$47,254	$39,492
Income from continuing operations	$20,613	$20,649	$17,522	$27,558	$15,418
Net income	$20,613	$20,649	$17,522	$27,537	$15,418
Funds from operations (FFO) (5)	$34,134	$34,014	$30,993	$34,985	$27,659
Common distributions paid	$29,291	$28,442	$28,440	$26,388	$23,714

Per Share Data:
Income from continuing operations	$0.25	$0.25	$0.22	$0.37	$0.21
Net income	$0.25	$0.25	$0.22	$0.37	$0.21
FFO (5)	$0.41	$0.41	$0.38	$0.47	$0.39
Common distributions paid	$0.35	$0.34	$0.34	$0.33	$0.33
FFO payout ratio (5)	85.8%	83.6%	88.7%	70.2%	84.6%

Coverage Ratios:
EBITDA (3) / interest expense	4.7x	4.7x	4.3x	3.9x	3.3x

(1)	SNH has no outstanding common share equivalents, such as units, convertible debt or stock options.
(2)	Gross book value of real estate assets is real estate properties, at cost, after impairment write downs.
(3)
During the fourth quarter of 2006, we recognized $5.7 million of additional rent from HealthSouth Corporation, or HealthSouth, and $5.3 million of percentage rent as income for the year ended December 31, 2006.

(4)	See page 12 for calculation of EBITDA.
(5)
See page 13 for calculation of FFO.  As a result of a litigation settlement with HealthSouth, HealthSouth paid us additional rent of $5.7 million, or $0.08 per share, which we recognized as rental income in the fourth quarter of 2006.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2007

CONSOLIDATED BALANCE SHEET
(in thousands, except share data)

	As of September 30, 2007	As of December 31, 2006
	(unaudited)
ASSETS
Real estate properties, at cost:
Land	$198,576	$198,887
Buildings and improvements	1,648,616	1,615,471
	1,847,192	1,814,358
Less accumulated depreciation	311,627	276,507
	1,535,565	1,537,851

Cash and cash equivalents	3,645	5,464
Restricted cash	3,010	2,435
Deferred financing fees, net	6,461	8,173
Other assets	28,257	30,851
Total assets	$1,576,938	$1,584,774

LIABILITIES AND SHAREHOLDERS' EQUITY
Unsecured revolving credit facility	$-	$112,000
Senior unsecured notes due 2012 and 2015, net of discount	321,837	341,673
Secured debt and capital leases	90,143	91,412
Accrued interest	8,156	11,694
Other liabilities	11,265	8,529
Total liabilities	431,401	565,308

Commitments and contingencies

Shareholders' equity:
Common shares of beneficial interest, $0.01 par value:
86,700,000 shares authorized; 83,688,712 and 77,613,127 shares issued
and outstanding, respectively	837	776
Additional paid-in capital	1,367,921	1,214,863
Cumulative net income	397,288	338,504
Cumulative distributions	(623,933)	(540,663)
Unrealized gain on investments	3,424	5,986
Total shareholders' equity	1,145,537	1,019,466
Total liabilities and shareholders' equity	$1,576,938	$1,584,774

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2007

CONSOLIDATED STATEMENT OF INCOME
(in thousands, except per share data)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2007	9/30/2006	9/30/2007	9/30/2006
Revenues:
Rental income	$44,653	$41,983	$133,361	$123,727
Interest and other income	571	334	1,577	1,034
Total revenues	45,224	42,317	134,938	124,761

Expenses:
Interest	9,223	11,833	28,276	34,751
Depreciation	11,821	10,978	35,120	32,631
General and administrative	3,567	4,088	10,732	10,870
Impairment of assets (1)	-	-	-	1,420
Loss on early extinguishment of debt (2)	-	-	2,026	6,526
Total expenses	24,611	26,899	76,154	86,198

Net income	$20,613	$15,418	$58,784	$38,563

Weighted average common shares outstanding	83,659	71,824	82,718	71,818

Basic and diluted earnings per share:
Net income	$0.25	$0.21	$0.71	$0.54

Additional Data:
Straight-line rent included in rental income (3)	$100	$140	$348	$252
Deferred percentage rent (4)	$1,700	$1,263	$4,961	$4,016

(1)	During the nine months ended September 30, 2006, we recognized an impairment of assets charge of $1.4 million related to three properties that were sold during the fourth quarter of 2006.

(2)
In January 2007, we purchased and retired $20.0 million of our 8 5/8% senior notes due 2012 and paid a premium of $1.8 million and wrote off $276,000 of deferred financing fees and unamortized discount related to these senior notes.  In June 2006, we redeemed all of our $28.2 million of 10.125% junior subordinated debentures; loss on early extinguishment of debt includes a $1.3 million write off of unamortized deferred financing fees related to these debentures.  In January 2006, we redeemed $52.5 million of our 7 7/8% senior unsecured notes due 2015 and paid a $4.1 million redemption premium and wrote off $1.1 million of deferred financing fees and unamortized discount related to these senior notes.

(3)	We report rental income on a straight line basis over the terms of the respective leases. Rental income includes non-cash straight line rent adjustments.

(4)
Our percentage rents are generally calculated on an annual basis. We recognize percentage rental income received during the first, second and third quarters in the fourth quarter when all contingencies related to percentage rents are satisfied.  Although recognition of revenue is deferred until the fourth quarter, deferred percentage rent for the first three quarters includes estimated amounts with respect to those periods.  The fourth quarter calculation excludes the amounts recognized during the first three quarters.

.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2007

CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)

	For the Nine Months Ended
	9/30/2007	9/30/2006
Cash flows from operating activities:
Net income	$58,784	$38,563
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	35,120	32,631
Impairment of assets	-	1,420
Loss on early extinguishment of debt	2,026	6,526
Amortization of deferred financing fees and debt discounts	1,601	1,355
Change in assets and liabilities:
Restricted cash	(575)	369
Other assets	31	107
Accrued interest	(3,538)	(4,491)
Other liabilities	4,185	6,836
Cash provided by operating activities	97,634	83,316

Cash flows used for investing activities:
Acquisitions	(32,834)	(78,921)
Cash used for investing activities, net	(32,834)	(78,921)

Cash flows from financing activities:
Proceeds from issuance of common shares, net	151,670	-
Proceeds from borrowings on revolving credit facility	22,000	179,300
Repayments of borrowings on revolving credit facility	(134,000)	(41,000)
Redemption of senior notes	(21,750)	(56,634)
Repayment of junior subordinated debentures	-	(28,241)
Repayment of other debt	(1,269)	(1,275)
Distributions to shareholders	(83,270)	(69,660)
Cash used for financing activities	(66,619)	(17,510)

Decrease in cash and cash equivalents	(1,819)	(13,115)
Cash and cash equivalents at beginning of period	5,464	14,642
Cash and cash equivalents at end of period	$3,645	$1,527

Supplemental cash flow information:
Interest paid	$30,213	$37,890

Non-cash financing activities:
Increase in capital lease assets	$-	$(9,975)

Non-cash financing activities:
Increase in capital lease obligations	$-	$9,975
Issuance of common shares pursuant to our incentive share award plan	$1,450	$645
Borrowings under revolving credit facility to fund restricted cash for an acquisition	$-	$19,700

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2007

CALCULATION OF EBITDA
(dollars in thousands)

		For the Three Months Ended		For the Nine Months Ended
		9/30/2007	9/30/2006	9/30/2007	9/30/2006

Net Income		$20,613	$15,418	$58,784	$38,563
Plus:	interest expense	9,223	11,833	28,276	34,751
	depreciation expense	11,821	10,978	35,120	32,631
	impairment of assets	-	-	-	1,420
	loss on early extinguishment of debt (1)	-	-	2,026	6,526
	deferred percentage rent adjustment (2)	1,700	1,263	4,961	4,016
EBITDA		$43,357	$39,492	$129,167	$117,907

(1)
In January 2007, we purchased and retired $20.0 million of our 8 5/8% senior notes due 2012 and paid a premium of $1.8 million and wrote off $276,000 of deferred financing fees and unamortized discount related to these senior notes.  In June 2006, we redeemed all of our $28.2 million of 10.125% junior subordinated debentures; loss on early extinguishment of debt includes a $1.3 million write off of unamortized deferred financing fees related to these debentures.  In January 2006, we redeemed $52.5 million of our 7 7/8% senior unsecured notes due 2015 and paid a $4.1 million redemption premium and wrote off $1.1 million of deferred financing fees and unamortized discount related to these senior notes.

(2)
Our percentage rents are generally calculated on an annual basis. We recognize percentage rental income received during the first, second and third quarters in the fourth quarter when all contingencies related to percentage rents are satisfied. Although recognition of revenue is deferred until the fourth quarter, our EBITDA calculation for the first three quarters includes estimated amounts of deferred percentage rents with respect to those periods. The fourth quarter calculation excludes the amounts recognized during the first three quarters.

We compute EBITDA as shown in the calculation above.  Such calculation begins with income from continuing operations or, if such amount is the same as net income, with net income.  We consider EBITDA to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. EBITDA does not represent cash generated by operating activities in accordance with generally accepted accounting principals, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2007

CALCULATION OF FUNDS FROM OPERATIONS (FFO)
(amounts in thousands, except per share data)

		For the Three Months Ended		For the Nine Months Ended
		9/30/2007	9/30/2006	9/30/2007	9/30/2006

Net Income		$20,613	$15,418	$58,784	$38,563
Plus:	depreciation expense	11,821	10,978	35,120	32,631
	impairment of assets	-	-	-	1,420
	loss on early extinguishment of debt	-	-	2,026	6,526
	deferred percentage rent adjustment (1)	1,700	1,263	4,961	4,016
Less:	loss on early extinguishment of debt settled in cash (2)	-	-	(1,750)	(4,134)
FFO		$34,134	$27,659	$99,141	$79,022

Weighted average shares outstanding		83,659	71,824	82,718	71,818

Net Income per share		$0.25	$0.21	$0.71	$0.54
FFO per share		$0.41	$0.39	$1.20	$1.10

Supplemental data:
Straight-line rent included in rental income (3)		$100	$140	$348	$252
Amortization of deferred financing fees and debt discounts		$523	$446	$1,605	$1,355

(1)	Our percentage rents are generally calculated on an annual basis. We recognize percentage rental income received during the first, second and third quarters in the fourth quarter when all contingencies related to percentage rents are satisfied. Although recognition of revenue is deferred until the fourth quarter, our FFO calculation for the first three quarters includes estimated amounts of deferred percentage rents with respect to those periods. The fourth quarter calculation of FFO excludes the amounts recognized during the first three quarters.

(2)	FFO for the nine months ended September 30, 2007 includes a $1.8 million premium paid in cash related to the purchase and retirement of $20 million of our 8 5/8% senior notes due 2012. FFO for the nine months ended September 30, 2006, includes a $4.1 million premium paid in cash for our redemption of $52.5 million of our 7 7/8% senior notes due 2015.

(3)	We report rental income on a straight line basis over the terms of the respective leases. Rental income includes non-cash straight line rent adjustments.

We compute FFO as shown in the calculation above. This calculation begins with income from continuing operations or, if that amount is the same as net income, with net income. Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition of FFO because we include deferred percentage rent as discussed in Note 1 above, and exclude loss on early extinguishment of debt not settled in cash. We consider FFO to be an appropriate measure of performance for a REIT along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical costs, such as depreciation expense and gain or loss on sale of properties, FFO can facilitate a comparison of our current operating performance with our past operating performance and of operating performances among REITs. FFO does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity. FFO is one important factor considered by our board of trustees in determining the amount of distributions to shareholders. Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving credit facility and public debt covenants, the availability of debt and equity capital to us and our expectation of our future performance.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2007

DEBT SUMMARY
(dollars in thousands)

	Coupon	Interest	Principal	Maturity	Due at	Years to
	Rate	Rate	Balance	Date	Maturity	Maturity

Secured Fixed Rate Debt:
Secured Floating Rate Debt:
None

Tax exempt bonds - secured by 1 property	5.875%	5.875%	$14,700	12/1/27	$14,700	20.2
Mortgage - secured by 16 properties (1)	6.970%	6.330%	35,120	6/2/12	30,069	4.7
Mortgage - secured by 4 properties (1)	6.110%	6.420%	12,039	11/30/13	10,218	6.2
Mortgage - secured by 1 properties (1)	7.150%	6.440%	12,689	6/30/08	11,877	0.8
Capital leases - 2 properties	7.700%	7.700%	15,595	4/30/26	-	18.6
Total / weighted average secured fixed rate debt	6.828%	6.520%	$90,143		$66,864	9.3

Total / weighted average secured debt	6.828%	6.520%	$90,143		$66,864	9.3

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 80 b.p.)	5.92%	5.92%	$-	12/31/10	$-	3.3

Unsecured Fixed Rate Debt:
Senior notes due 2012	8.625%	8.625%	$225,000	1/15/12	$225,000	4.3
Senior notes due 2015	7.875%	7.875%	97,500	4/15/15	97,500	7.5
Total / weighted average unsecured fixed rate debt	8.398%	8.398%	$322,500		$322,500	5.3

Total / weighted average unsecured debt	8.398%	8.398%	$322,500		$322,500	5.3

Total / weighted average debt	8.055%	7.985%	$412,643		$389,364	6.1

Summary Debt:
Total / weighted average secured debt fixed rate debt	6.828%	6.520%	$90,143		$66,864	9.3
Total / weighted average unsecured floating rate debt	5.920%	5.920%	-		-	3.3
Total / weighted average unsecured fixed rate debt	8.398%	8.398%	322,500		322,500	5.3
Total / weighted average debt	8.055%	7.988%	$412,643		$389,364	6.1

(1)	Includes the effect of mark to market accounting for certain assumed mortgages.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2007

DEBT MATURITY SCHEDULE
(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured
	Fixed Rate	Unsecured	Unsecured
	Debt and	Floating	Fixed
Year	Capital Leases	Rate Debt	Rate Debt	Total
2007	$749	$-	$-	$749
2008	13,595	-	-	13,595
2009	1,605	-	-	1,605
2010	1,714	-	-	1,714
2011	1,829	-	-	1,829
2012	31,418	-	225,000	256,418
2013	11,016	-	-	11,016
2014	544	-	-	544
2015	614	-	97,500	98,114
2016 and thereafter	27,059	-	-	27,059
	$90,143	$-	$322,500	$412,643

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2007

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As Of And For The Three Months Ended
	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006
Leverage Ratios:

Total debt / total assets	26.1%	26.0%	25.9%	34.4%	41.2%
Total debt / gross book value of real estate assets (1)	22.3%	22.5%	22.6%	30.0%	36.4%
Total debt / total market capitalization	18.2%	19.5%	17.1%	22.3%	29.5%
Total debt / total book capitalization	26.5%	26.3%	26.2%	34.8%	41.8%
Secured debt / total assets	5.7%	5.7%	5.7%	5.8%	5.1%
Variable rate debt / total debt	0.0%	0.0%	0.0%	20.5%	34.6%

Coverage Ratios:

EBITDA (2)(3) / interest expense	4.7x	4.7x	4.3x	3.4x	3.3x

Public Debt Covenants (3) (4):

Total debt / adjusted total assets - allowable maximum 60.0%	21.7%	21.8%	22.5%	29.4%	35.4%
Secured debt / adjusted total assets - allowable maximum 40.0%	4.8%	4.8%	4.8%	4.9%	4.3%
Consolidated income available for debt service / debt service - required minimum 2.00x	4.98x	5.01x	6.06x	4.00x	3.47x
Total unencumbered assets to unsecured debt - required minimum 1.50x	5.32x	5.31x	5.74x	3.75x	2.97x

(1)	Gross book value of real estate assets is real estate properties, at cost, less impairment write downs.

(2)	See page 12 for the calculation of EBITDA.

(3)	The quarter ended December 31, 2006 includes $5.7 million of additional rental income related to our settlement of litigation with HealthSouth.

(4)
Adjusted total assets and unencumbered assets include original cost of real estate assets less impairment write downs and exclude depreciation and amortization, accounts receivable and intangible assets. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, gains and losses on sales of property and amortization of deferred charges.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2007

2007 INVESTMENTS/DISPOSITIONS INFORMATION
(dollars in thousands)

Acquisitions:(1)
Purchase
Date			Number of		Purchase	Price
Acquired	Tenant	Type of Property	Properties	Units	Price	Per Unit

There were no acquisitions during the nine months ended September 30, 2007.

Dispositions:

Date			Number of			Book Gain (Loss)
Sold	Location	Type of Property	Properties	Sale Price	NBV	on Sale

There were no dispositions during the nine months ended September 30, 2007.

(1)
During the three and nine months ended September 30, 2007, as permitted by our leases with Five Star Quality Care, Inc., or Five Star, we purchased from Five Star, at cost, $15,966 and $33,077, respectively, of improvements made to our properties leased by Five Star, and, as a result, the annual rent payable to us by Five Star increased by approximately $1.5 million and $3.2 million, respectively.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2007

2007 FINANCING ACTIVITIES
(share amounts and dollars in thousands)

	For the Three Months Ended
	9/30/2007	6/30/2007	3/31/2007

Debt Transactions:
New debt raised	$-	$-	$-
New debt assumed as part of acquisitions	-	-	-
Total new debt	-	-	-

Debt retired	-	-	-
Net debt	$-	$-	$-

Equity Transactions:
New common shares issued	$-	$-	$6,000
New common equity raised, net	-	-	151,670

Revolving Credit Facility Transactions:
Balance oustanding at beginning of period	$-	$-	$112,000
Drawings during period	-	-	22,000
Repayments during period	-	-	(134,000)
Balance oustanding at end of period	$-	$-	$-

Balance available for drawing	$550,000	$550,000	$550,000

PORTFOLIO INFORMATION

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2007

PORTFOLIO SUMMARY BY FACILITY TYPE AND TENANT
(dollars in thousands)

	Number of	Number of	Carrying Value of		Investment	Annualized
	Properties	Units/Beds	Investment (1)	Percent	per unit	Current Rent	Percent
Facility Type:
Independent Living (IL) (2)	41	11,213	$1,019,596	55.2%	$90.9	$98,816	54.4%
Assisted Living (AL)	95	6,535	560,888	30.4%	85.8	54,751	30.1%
Nursing Homes	58	5,869	221,412	12.0%	37.7	17,788	9.8%
Rehabilitation Hospitals	2	364	45,296	2.4%	124.4	10,264	5.7%
Total	196	23,981	$1,847,192	100.0%	$77.0	$181,619	100.0%

Tenant:
Five Star (Lease No. 1)	114	9,344	$616,655	33.4%	$66.0	$50,229	27.7%
Five Star (Lease No. 2)	30	7,275	662,219	35.9%	91.0	66,068	36.4%
Five Star Rehabilitation Hospitals	2	364	45,296	2.4%	124.4	10,264	5.7%
Sunrise / Marriott (3)	14	4,091	325,165	17.6%	79.5	30,815	17.0%
NewSeasons / IBC (4)	10	873	87,641	4.7%	100.4	9,298	5.1%
Alterra / Brookdale (5)	18	894	61,122	3.3%	68.4	7,827	4.3%
6 Private Companies (combined)	8	1,140	49,094	2.7%	43.1	7,118	3.8%
Total	196	23,981	$1,847,192	100.0%	$77.0	$181,619	100.0%

(1)	Amounts are before depreciation, but after impairment write downs.

(2)	Properties where the majority of units are independent living apartments are classified as independent living communities.

(3)	Marriott guarantees this lease.

(4)	IBC guarantees this lease.

(5)	Brookdale guarantees this lease.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2007

OCCUPANCY BY FACILITY TYPE AND TENANT

	For the Three Months Ended
	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006
Facility Type:
Independent Living (IL) (1)	90%	91%	91%	93%	92%
Assisted Living (AL) (1)	89%	88%	88%	91%	89%
Nursing Homes	89%	89%	89%	88%	89%
Rehabilitation Hospitals (2)	60%	61%	60%	NA	NA

Tenant:
Five Star (Lease No. 1) (3)	89%	88%	88%	88%	89%
Five Star (Lease No. 2) (1)	91%	92%	92%	92%	93%
Five Star Rehabilitation Hospitals (2)	60%	61%	60%	NA	NA
Sunrise / Marriott (4)	NA	NA	NA	NA	NA
NewSeasons / IBC	83%	83%	84%	85%	85%
Alterra / Brookdale	87%	87%	88%	89%	86%
6 Private Companies (combined)	89%	88%	89%	89%	90%

(1)
Includes operating data provided by Sunrise that may not be accurate due to accounting issues at Sunrise.  See footnote (4) below.  However, the data provided by Sunrise does not materially affect the cumulative occupancy percentages for these two facility type leases.

(2)
On October 1, 2006, Five Star assumed the operations of these rehabilitation hospitals. These hospitals were formerly operated by HealthSouth.  Because we do not have reliable information about the operations for the hospitals by HealthSouth, we do not report operating data for these hospitals before October 1, 2006.  The occupancy percentage is based on a 342 available beds capacity.

(3)	Includes data for periods prior to our ownership of certain properties included in this lease.

(4)
Sunrise has not filed its Annual Reports on Form 10-K for 2005 and 2006, and Quarterly Reports on Form 10-Q for the three quarters of 2006 and the first two quarters of 2007 with the Securities and Exchange Comission due to accounting issues.  Because we do not know what impact the resolution of these accounting issues may have on the reported performance of our properties, we do not report operating data for this tenant.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated quarterly periods. We have not independently verified our tenants’ operating data.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2007

% PRIVATE PAY BY FACILITY TYPE AND TENANT

	For the Three Months Ended
	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006
Facility Type:
Independent Living (IL) (1)	81%	82%	81%	81%	83%
Assisted Living (AL) (1)	96%	95%	95%	95%	94%
Nursing Homes	29%	29%	28%	28%	28%
Rehabilitation Hospitals (2)	31%	32%	28%	NA	NA

Tenant:
Five Star (Lease No. 1) (3)	54%	54%	53%	51%	50%
Five Star (Lease No. 2) (1)	80%	80%	80%	80%	81%
Five Star Rehabilitation Hospitals (2)	31%	32%	28%	NA	NA
Sunrise / Marriott (4)	NA	NA	NA	NA	NA
NewSeasons / IBC	100%	100%	100%	100%	100%
Alterra / Brookdale	98%	98%	98%	98%	98%
6 Private Companies (combined)	25%	25%	26%	26%	26%

(1)
Includes operating data provided by Sunrise that may not be accurate due to accounting issues at Sunrise.  See footnote (4) below.  However, the data provided by Sunrise does not materially affect the cumulative private pay percentages for these two facility type leases.

(2)
On October 1, 2006, Five Star assumed the operations of these rehabilitation hospitals. These hospitals were formerly operated by HealthSouth.  Because we do not have reliable information about the operations for the hospitals by HealthSouth, we do not report operating data for these hospitals before October 1, 2006.

(3)	Includes data for periods prior to our ownership of certain properties included in this lease.

(4)
Sunrise has not filed its Annual Reports on Form 10-K for 2005 and 2006, and Quarterly Reports on Form 10-Q for the three quarters of 2006 and the first two quarters of 2007 with the Securities and Exchange Comission due to accounting issues.  Because we do not know what impact the resolution of these accounting issues may have on the reported performance of our properties, we do not report operating data for this tenant.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated quarterly periods. We have not independently verified our tenants’ operating data.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2007

RENT COVERAGE
For the Three Months Ended
Tenant	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006
Five Star (Lease No. 1) (1)	1.34x	1.29x	1.46x	1.53x	1.45x
Five Star (Lease No. 2) (1) (2)	1.61x	1.45x	1.58x	1.50x	1.50x
Five Star Rehabilitation Hospitals (3)	0.67x	0.98x	1.52x	NA	NA
Sunrise / Marriott (4)	NA	NA	NA	NA	NA
NewSeasons / IBC	1.16x	1.06x	0.66x	1.14x	1.21x
Alterra / Brookdale	2.06x	2.03x	2.01x	2.21x	1.97x
6 Private companies (combined)	2.07x	1.72x	1.98x	1.96x	2.00x

(1)	Includes data for periods prior to our ownership of certain properties included in this lease.

(2)
Historically, some of these properties were managed by Sunrise until November 30, 2006. The rent coverage presented for this lease has been adjusted to exclude management fees paid to Sunrise during the periods presented.  Some of the data provided by Sunrise may not be accurate.  See footnote (4) below.  We believe, however, that the data provided by Sunrise does not materially affect the amounts presented.

(3)
On October 1, 2006, Five Star assumed the operations of these rehabilitation hospitals. These hospitals were formerly operated by HealthSouth.  Because we do not have reliable information about the operations for the hospitals by HealthSouth, we do not report operating data for these hospitals before October 1, 2006.

(4)
Sunrise has not filed its Annual Reports on Form 10-K for 2005 and 2006, and Quarterly Reports on Form 10-Q for the three quarters of 2006 and the first two quarters of 2007 with the Securities and Exchange Comission due to accounting issues.  Because we do not know what impact the resolution of these accounting issues may have on the reported performance of our properties, we do not report operating data for this tenant.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated periods. Rent coverage is calculated as operating cash flow from our tenants’ facility operations, before subordinated charges and capital expenditure reserves, if any, divided by rent payable to us. We have not independently verified our tenants’ operating data.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
September 30, 2007

PORTFOLIO LEASE EXPIRATION SCHEDULE
(dollars in thousands)

	Annualized Current Rent	% of Annualized Current Rent	Cumulative % of Annualized Current Rent
2007	$-	-	0.0%
2008	-	-	0.0%
2009	-	-	0.0%
2010	1,091	0.6%	0.6%
2011	-	-	0.6%
2012	-	-	0.6%
2013	30,815	17.0%	17.6%
2014	-	-	17.6%
2015	2,243	1.2%	18.8%
2016 and thereafter	147,470	81.2%	100.0%
Total	$181,619	100.0%

Weighted average remaining
lease term (in years)	10.8